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                                                                   EXHIBIT 10.20














                         NORTHWEST BIOTHERAPEUTICS, INC.


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                                 MARCH ___, 1999


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                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
1.      Registration Rights................................................................1

        1.1    Definitions.................................................................2
        1.2    Company Registration........................................................2
        1.3    Obligations of the Company..................................................3
        1.4    Furnish Information.........................................................4
        1.5    Expenses of Registration....................................................4
        1.6    Underwriting Requirements...................................................4
        1.7    Delay of Registration.......................................................5
        1.8    Indemnification.............................................................5
        1.9    Reports Under Securities Exchange Act of 1934...............................7
        1.10   Assignment of Registration Rights...........................................8
        1.11   "Market Stand-Off" Agreement................................................8
        1.12   Termination of Registration Rights..........................................9

2.      Covenants of the Company...........................................................9

        2.1    Delivery of Financial Statements............................................9
        2.2    Inspection..................................................................9
        2.3    Termination of Covenants...................................................10

3.      Covenants of Investors............................................................10

4.      Miscellaneous.....................................................................10

        4.1   Successors and Assigns......................................................10
        4.2   Amendments and Waivers......................................................10
        4.3   Notices.....................................................................10
        4.4   Severability...............................................................101
        4.5   Governing Law...............................................................11
        4.6   Counterparts................................................................11
        4.7   Titles and Subtitles........................................................11
        4.8   Aggregation of Stock........................................................11




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                         NORTHWEST BIOTHERAPEUTICS, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


        This Investors' Rights Agreement (the "Agreement") is made as of the _____ day of March, 1999, by and among Northwest Biotherapeutics, Inc., a Delaware corporation (the "Company"), the Series A Preferred Stock investors listed on Exhibit A hereto, each of which is herein referred to as a "Series A Investor," the Series B Preferred Stock investors listed on Exhibit B hereto, each of which is herein referred to as a "Series B Investor," and the Series C Preferred Stock investors listed on Exhibit C hereto, each of which is herein referred to as a "Series C Investor." The Series A Investors, Series B Investors and Series C Investors are herein individually referred to as an "Investor" and collectively referred to as the "Investors."


                                    RECITALS

        A. The Company, the Series A Investors and the Series B Investors entered into an Investors' Rights Agreement dated as of September 15, 1998 (the "Original Rights Agreement") in order to provide such Investor with certain rights to receive or inspect information pertaining to the Company.

        B. The Series C Investors have subscribed for shares of Series C Preferred Stock pursuant to the Confidential Private Placement Memorandum dated November 16, 1998 and the subscription agreement related thereto (collectively, the "Subscription Agreements"). A condition to the Series C Investors' obligations under the Subscription Agreements is that the Company, the Series A Investors, the Series B Investors and the Series C Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Preferred Stock held by the Investors and (ii) certain rights to receive or inspect information pertaining to the Company.

        C. The Company, the Series A Investors and the Series B Investors desire to induce the Series C Investors to purchase shares of Series C Preferred Stock pursuant to the Subscription Agreements by agreeing to the terms and conditions set forth herein.

        D. The Series A Investors and the Series B Investors are holders of at least a majority of the outstanding Registrable Securities (as defined below) and desire to terminate the Original Rights Agreement in its entirety and accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Original Rights Agreement.


                                    AGREEMENT

        The parties hereby agree as follows:

        1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

           1.1 DEFINITIONS. For purposes of this Section 1:

               (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock of the Company and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.10 of this Agreement;

               (e) The term "SEC" means the Securities and Exchange Commission; and

               (f) The term "IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-I under the Securities Act.

           1.2 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would




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be required to be included in a registration statement covering the sale of the
Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.3, the Company shall, subject to the provisions of
Section 1.6, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

           1.3 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make




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the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

           1.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

           1.5 EXPENSES OF REGISTRATION. All expenses for each Holder (which right may be assigned as provided in Section 1.10), other than underwriting discounts and commissions incurred in connection with the first four (in the aggregate) registrations, filings or qualifications of Registrable Securities pursuant to Section 1.2, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

           1.6 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such




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quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

           1.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

           1.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such




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Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.8(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying




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party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

               (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.8(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and Holders under this Section
1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

           1.9 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied




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with the reporting requirements of SEC Rule 144 (at any time after ninety (90)
days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

           1.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section I may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 100,000 shares of such securities unless such transferee or assignee is a partner or affiliate of the Holder in which case no minimum shareholdings are required, or all of such transferring Holder's securities, if less than 100,000 shares, provided the Company is promptly furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

           1.11 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration (up to 180 days in the case of an initial public offering and up to 90 days in the case of all other public offerings) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company enter into similar agreements.

           In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.11.




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

           Notwithstanding the foregoing, the obligations described in this
Section 1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

           1.12 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of an IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

        2. COVENANTS OF THE COMPANY.

           2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Holder of at least 100,000 shares of Registrable Securities (other than a Holder reasonably deemed by the Company to be a competitor of the Company):

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

               (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis.

           2.2 INSPECTION. The Company shall permit each Holder of at least 100,000 shares of Registrable Securities (except for a Holder reasonably deemed by the Company to be a competitor of the Company), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

           2.3 TERMINATION OF COVENANTS.

               (a) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of an




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IPO, or (ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or Series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

               (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.3(a) above.

        3. COVENANTS OF INVESTORS. The Investor may be permitted, subject to compliance with applicable securities laws, to sell, transfer, distribute or grant participations to another person or party with respect to any or all the Securities in order to satisfy the requirements of the U.S. Internal Revenue Service.

        4. MISCELLANEOUS.

           4.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of the Preferred Stock or any class or Series or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

           4.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

           4.3 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A, Exhibit B and Exhibit C hereto or as subsequently modified by written notice.

           4.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

           4.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of laws.

           4.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           4.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           4.8 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



                            [Signature page follows]

                                   EXHIBIT A

                     LIST OF INVESTORS - SERIES A PREFERRED

Northwest Hospital       550,700

             TOTAL =     550,700

                                    EXHIBIT B
                     LIST OF INVESTORS - SERIES B PREFERRED


ADDELCO Corporation                       21,488

Mullan A. Chinn and Patricia
A. Chinn                                  14,323

Daniel Edward Downing and
Alin G. Downing                           21,488

J. B. Goodfellow, Jr., TTEE               10,744

Gordon L. and Mary M. Grado               14,323

Green Manor Corporation                   42,976

J.C.E.B. Childrens Trust                  14,323

Charles W. Jacob, III                     10,738

Christopher C. Jacob                       4,295

Patricia C. Jacob                          5,732

Leroy J. Korb                             14,323

Einar Langesater                          14,322

Prudential Securities C/F
Virgil Manke-IRA Dated
08/7/98 Account #AEH-
R23495-C4                                128,935

Manke Lumber Company, Inc.                42,976

Janet Nettleton MD                        14,323

Scott Norquist and Karen E.
Hays                                      14,323

Bruce H. Pearson and Nancy C.
Pearson                                   12,891

Progress Enterprises S.A.                429,794

Haakon Ragde                               5,732

Eric M. Ragde                              4,295

Kristina E. Ragde                          4,295

Harry R. Steele                           21,488

Ragnvald Svino                            14,323

Edwin D. Vyhmeister and
Ingrid Vyhmeister                         15,039
                                         =======
                   TOTAL =               897,489

                                   EXHIBIT C
                     LIST OF INVESTORS - SERIES C PREFERRED

AAY-TO-ZEE LP                             10,000

ALCO Investment
Company                                   40,000

Eli J. Almo and Rebecca
Almo, Community
Property                                  10,000

John-Erik W. Anderson
and Suzanne L.
Anderson                                   5,000

Barbara Hagen Anderson                    10,000

Jerome L. Anderson                        10,000

H. Blair Bernson and
Mary Hammond Bernson                       6,000

H. Blair Bernson CUST
Alexander Cunard
Bernson UTMA                               2,000

H. Blair Bernson CUST
Miya Elizabeth Bernson
UTMA                                       2,000

Jerome D. Bosch and
Carolyn J. Bosch                          10,000

Brent A. Bostwick and
Karinn K. Bostwick                        20,000

Karinn Bostwick C/F
Eric Paul Bostwick
UTMA CA                                    4,000

Karinn Bostwick C/F
Kendra Marie Bostwick
UTMA CA                                    4,000

Brooke L. Boswell and
Sandra L. Boswell                         12,000

Thomas P. Boyle, M.D.
and Rosemarie Boyle                        5,000

The Brachman
Revocable Trust                           10,000

U. S. Bank Nat'l.
Association as Trustee of
the Riddell Williams
P. S. Profit Sharing and
401(k) Plan FBO David
D. Buck                                   20,000

Arthur M. Buls                            10,000

Laurie Robert Burrow Jr.
and Jayn Ruth Burrow                      10,000

Howard G. Butler, M.D.
and Avital Butler                          5,000

C.D.P. Partners                           50,000

Campbell Properties                       10,000

1972 Homer P. Carey
Trust                                     30,000

Bevan A. Cates and
Elaine B. Cates                           10,000

Rick Cesari and Georgia
Cesari                                     5,000

Joseph Chalal and
Marilyn Graff                              5,000

Chetron Enterprise LLP                    20,000

Herbert R. Clark                          10,000

Coldstream Merchant
Fund I, L.P.                              20,000

Ronald D. Crockett                       240,000

Raul S. Cruz                               5,000

William F. Daly, Jr. and
Julia M. Tsutsui JT TEN                   20,000

Leslie A. Deitz                            5,000

Paul J. Delay                             10,000

Marilyn O. Dennehy                        10,000

Jeri Donnelly C/F
Connor Donnelly                           13,334

Jeri Donnelly C/F James
Patrick Donnelly                          13,333

Jeri Donnelly C/F Ross
Donnelly                                  13,333

Daniel Edward Downing
and Alin G. Downing                        5,000

Dreams 4 Us                               20,000

Charles Henry Dresser
III, Custodian for
Brittany J. Dresser
UTMA Texas                                   100

Charles Henry Dresser
III, Custodian for Charles
Dresser IV UTMA Texas                        100

Charles Henry Dresser
III, Custodian for Kelly
L. Dresser UTMA Texas                        100

Roanne G. Dunbar                          20,000

Tom Dwyer and Joleen
Dwyer                                     10,000

William P. Eisenberg
and Diane D. Jonas                         3,000

Russell A. Ekeblad and
Sheila R. Ekeblad                         20,000

Elizabeth Ekeblad                         10,000

Nels Erickson                             10,000

Sonya F. Erickson                          5,000

Cynthia Anne Feig,
Custodian for Bradley
Bennett Feig, UTMA
Arizona                                      100

Cynthia Anne Feig,
Custodian for Emily
Rose Feig, UTMA
Arizona                                      100

Cynthia Anne Feig,
Custodian for Miriam
Ashley Feig, UTMA
Arizona                                      100

Daniel Ira Feig and
Cynthia Anne Feig                          2,500

A.H. Feige, Jr.                           10,000

Carol Long Feige                          10,000

Margaret A. Feige                         10,000

Mary Christina
Filippinetti, Custodian
for Chloe Christina
Filippinetti                                 100

Jonathan R. Fox                           10,000

Howard L. Freedman                        10,000

Pamela C. Freedman                        10,000

Phillip F. Frink, Jr.                     20,000

Robin F. Gainey                           20,000

Gary E. Gigot                             20,000

Gary Glant and Vicki
Glant                                     88,000

Glant Capital LLC                         12,000

Michael J. Goldfarb, his
separate property                         40,000

Stephen K. Gomez                           2,000

Hellan Goodhope                           10,000

George D. Hansen                          20,000

Kenneth L. Hatch                          20,000

David P. Hearn                            10,000

Thomas W. Hearne III                      20,000

Santiago J. Hernandez
and Judith A. Hernandez,
JTTEN                                      1,000

Jack E. Hodge Jr.                         10,000

Stephanie A Hodge                         10,000

U. S. Bank Nat'l.
Association as Trustee of
the Riddell Williams
P. S. Profit Sharing and
401(k) Plan FBO David
D. Hoff                                   10,000

Peter T. Holland                          10,000

Paul A. Hopkins                           20,000

Jarlath J. Hume                           10,000

George P. Hutchinson                      50,000

Douglas N. Jewett and
Susan Simenstad-Jewett                    10,000

Cynthia S. Johnson                        10,000

Prudential Securities C/F
Eileen R. Johnston ERJ
Consulting Inc. SEP Dtd.
12/14/94, Account #066-
R53796                                    10,000

Roland M. Joslyn                          10,000

Gaylor Kasle and
Barbara D. Kasle                           2,500

Mark D. Kelly C/F Rex
Southard Kelly UTMA
CA                                         4,000

Mark D. Kelly C/F
Reyna Karinn Kelly
UTMA CA                                    4,000

Mark D. Kelly C/F Tayte
Lorraine Kelly UTMA
CA                                         4,000

Fred K. Koken                             20,000

Linda F. Koken                            20,000

Henry L. Kotkins, Jr.                     20,000

Prudential Securities Inc.
C/F G. Bruce Kramer
IRA DTD 6/1/94                            20,000

Stephen Krasner                            5,000

Otis F. Lamson, Jr.
Testamentary Trust                        20,000

R. Michael Landers and
Margaret E. Landers                       10,000

U.S. Bank National
Association as Trustee
for the Riddel Williams
P.S. Profit Sharing and
401(k) Plan FBO Marion
V. Larson                                  5,000

Bonnie C. Larson                           5,000

John A. Laskey and
Margretta R. Laskey                       10,000

Laura L. Lear, Custodian
for Allison K. Lear
UTMA California                              100

Robert D. Long                            20,000

Joseph Lu and Caroline
Lu                                        10,000

Lois Major, Custodian
for Malcolm H. Major UTMA
Utah                                         100

Lois Major, Custodian
for Naomi Major UTMA
Utah                                         100

Lois Major, Custodian
for Victor Major UTMA
Utah                                         100

Mr. Paul C. Major and
Ms. Lois W. Major, JT
TEN (SS# ###-##-####)                      5,000

Leo Mandrakos                             10,000

William G. McCormick                      20,000

McNeel International
Corp                                      40,000

Van L. McNeel                             40,000

Patrick D. McVey and
Carolyn A. Peterson                       10,000

Trust of Edgar B. Mercy                   50,000

Verna E. Mercy                            30,000

H. Richard Miller, Roth
IRA, SSB Roth IRA
Conversion Cust.                          20,000

Janetta Moorehead                          2,500

Jonathan G. Morgan                        20,000

George E. Mueller                         10,000

George A. Murray                          30,000

Emilio Musso and
Deborah Musso                              4,800

Carl H. Neu Jr.                    10,000

Gary M. Noren                      20,000

Terence V. O'Keefe and
Judy A. O'Keefe                    20,000

Elizabeth B. Opazo,
Custodian for Arlette M.
Opazo UTMA Oregon                     100

Elizabeth B. Opazo,
Custodian for Daniel
Opazo UTMA Oregon                     100

Elizabeth B. Opazo,
Custodian for Lucille C.
Opazo UTMA Oregon                     100

Bear Stearn Securities
Corp c/f Anthony J. Pace
IRA                                10,000

Pacific Asset Partners             40,000

J. David Page                      20,000

Michael J. Passell                 10,000

PCKKW Investments,
LLC                                10,000

Douglas A. Pearson                 12,000

William D. Pharr and
Rebecca A. Ringhouse               10,000

George S. Phillips and
Robin J. Phillips                  10,000

Judith M. Phillips                 20,000

Robert A. Piro & Mary
S. Piro, JT TEN                    10,000

David M. Polen                     80,000

U.S. Bank Nat'l.
Association as Trustee of
the Riddell Williams
P.S. Profit Sharing and
401(k) Plan FBO
Douglass A. Raff                   10,000

Ashok Rao and Sheela A.
Rao                                10,000

Patricia A. Raymer                  2,000

Richard C. Redman                  40,000

John B. Reed and Susan
W. Reed                            10,000

Michael J. Repass and
Joanne M. Repass                   20,000

Ann Feige Restad                   10,000

William J. Rex                     40,000

Shawn M. Richardson                 5,000

Ruvane Richman                     40,000

Loren Rindal                       10,000

Ed Rontell                         40,000

Cary L. Roth and Sharon
K. Roth                             5,000

Jane Sage                          10,000

Bruce H. Schwager and
Christine E. Schwager              10,000

John A. Schwager, Sr.              20,000

Steven G. Schwager and
Anne W. Schwager                   10,000

Gary R. Schwartz                   40,000

Sellen/Redman Limited
Partnership                        20,000

Wanda L. Shaw                      10,000

Kenneth R. Shear and
Mary M. Bennett                    10,000

Kenneth Shear                       3,334

Kerry Shear                         3,333

Mary Katherine Shear                3,333

Patricia Sheldon                   10,000

David E. Skinner                   20,000

Richard B. Smidt                   10,000

Fred R. and Peggy L.
Smith                               5,000

Eric J. Soloff                     10,000

Rachel Soloff                      10,000

Parker Sroufe                      24,000

William Stanton                     5,000

Prudential Securities
IRA/RO C/F Williard P.
Steckel, Account #006-
R52404                             10,000

John E. Steiner and
Dorothy L. Steiner                 10,000

C. Jarius Stratton III             30,000

The Stusser Group                  10,000

Michael J. Swindling               98,000

Mykola Taraban and
Orest Taraban                      10,000

Tenwall Investment Co.             30,000

Solveig H. Thomson                 40,000

Philip D. Tom                       5,000

Robert D. Tom                       5,000

Ron B. Tonkin and
Marcy L. Tonkin                    40,000

Robert Trimble and
Kathleen Trimble,
community property                400,000

Kristine Trulin                     2,000

Harry H. Tudor                      2,500

Jan Thomas Turley MD               10,000

Laura L. Lear, Custodian
for Victoria Lee
Valderrama UTMA
California                            100

Janice L. Villard                   8,000

Burton H. Walls and
Ralene Walls JT TEN                10,000

Craig L. Webster                   10,000

West View Partners, L.P.           20,000

William Whitesel,
Custodian for Brenden E.
Whitesel UTMA Georgia                 100

William Whitesel,
Custodian for Nathan
Anders Whitesel UTMA
Georgia                               100

William Whitesel,
Custodian for Sydney
Chole Whitesel UTMA
Georgia                               100

Michael D. Whitesel                 5,000

Gordon Wilcox, TTEE
fbo The Gordon Wilcox
401(k) Plan dtd 1/1/93             10,000

John N. Winton and
Jennifer T. Potter                 10,000

John N. Winton                     10,000

Gordon H. Wise                     10,000

Edward M. Wold, Jr.                10,000

Carol Wright                       10,000
                                =========
       TOTAL =                  3,350,600